Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated August 3, 2012 to
Successor prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment options under your contract.  Effective September 24, 2012, the name of the investment options will be updated as indicated below:

CURRENT NAME	UPDATED NAME
Invesco Van Kampen Equity and Income Fund - Class A	Invesco Equity and Income Fund - Class A
Invesco Van Kampen Growth and Income Fund - Class A	Invesco Growth and Income Fund - Class A
Invesco Van Kampen Mid Cap Growth Fund - Class A	Invesco Mid Cap Growth Fund - Class A